FIELDS AIRCRAFT SPARES, INC.

                       1998 NONQUALIFIED SHARE OPTION PLAN


                                    ARTICLE 1
                                Name and Purpose

         The purpose of the 1998 Nonqualified Share Option Plan (the "Plan") is to enhance the profitability and value of Fields Aircraft Spares, Inc., a Utah corporation, and its subsidiaries (collectively hereinafter the "Company"), for the benefit of its shareholders by providing equity ownership opportunities and performance based incentives to better align the interests of officers, directors and key employees with those of shareholders. The Plan is also designed to enhance the profitability and value of the Company for the benefit of the shareholders by providing share awards to attract, retain and motivate key consultants employees, directors, and officers who make important contributions to the success of the Company.

                                    ARTICLE 2
                                   Definitions

         For purposes of the Plan, the following terms shall have the following meanings:

                  2.1. "Administrator" shall mean the Board or, if the Board has delegated its responsibility to administer the Plan pursuant to Section 3.1, the committee of the Board to which such responsibility has been delegated.

                  2.2. "Board" shall mean the Board of Directors of the Company.

                  2.3. "Change of Control" shall mean the occurrence of any one of the following:

                  (a) the Company enters into an agreement or reorganization, merger or consolidation pursuant to which the Company is not the surviving corporation;

                  (b) the Company sells substantially all of its assets;

                  (c) in excess of 75% of the outstanding securities of the Company are acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers; or

                  (d) in excess of 50% of the outstanding securities of the Company are acquired in one transaction or a series of transactions, by a single purchaser or group of related purchasers, and the Company's

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         Board, within  90 days  before or  after such  acquisition  deems  such acquisition to be a "Change in Control" for purposes of this Contract.

                  2.4. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  2.5. "Common Shares" shall mean the common shares, $.05 par value per share, of the Company.

                  2.6. "Disability" shall mean a disability that results in a Participant receiving disability benefits from the Company, its insurance carrier or the State and provided that the Participant is not gainfully employed elsewhere.

                  2.7. "Effective Date" shall mean the date on which the Plan is adopted by the Board.

                  2.8. "Fair Market Value" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average closing price per Common Share for the 20 days immediately preceding the date of grant, as said closing prices are reported on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or, if not listed or traded on any such exchange, on the Nasdaq SmallCap Market ("Nasdaq"), or, if such closing prices are not available, the average of the bid and asked prices per share reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

                  2.9. "Participant" shall mean an officer, employee, including temporary employees, director or consultant of the Company or a subsidiary of the Company to whom an Option has been granted under the Plan.

                  2.10. "Share  Option  Contract"   shall   mean   the  contract
evidencing the Option granted to a Participant.

                  2.11. "Option" shall mean any option to purchase Common Shares granted pursuant to Article 6 of the Plan. Options are not qualified under
Section 422 or 423 of the Code.

                  2.12. "Termination for Cause" shall mean a Termination of Employment that has been designated as a "termination for cause" pursuant to standard Company procedures.

                  2.13. "Termination of Employment" shall mean, as appropriate, termination from all of the following:

                  (a) the termination of a Participant's employment with the Company and its subsidiaries for reasons other than a military or personal leave of absence granted by the Company,

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                  (b) termination  of  a  Participant's consulting  relationship with the Company, or

                  (c) termination of a Participant's service as a member of the Board.

         Termination of Employment has not occured so long as any employment, consulting relationship or board service is in force and shall occur on the date that the last of such three positions is held.

                                    ARTICLE 3
                                 Administration

                  3.1. The Administrator. The Plan shall be administered and interpreted by the Board; provided, however, that the Board may delegate this responsibility to a committee comprised of two or more members of the Board.

                  3.2. Awards. The Administrator shall have full authority to grant, pursuant to the terms of the Plan, Share Options to persons eligible under Article 5. In particular, the Administrator shall have the authority:

                           (a)      to select the Participants  to whom  Options
may from time to time be granted;

                           (b)      to determine the number  of Common Shares to
be covered by each Option granted pursuant to Article 6; and

                           (c)      to determine  the terms and  conditions, not
inconsistent with the terms of the Plan, of any Option granted under Article 6 (including, but not limited to, the option price, the option term, installment exercise or waiting period provisions and provisions relating to the waiver or acceleration thereof).

                  3.3. Guidelines. Subject to Article 7 hereof, the Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The
Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Administrator under this Section 3.3 shall impair the rights of any Participant without the Participant's consent, unless otherwise required by law.

                  3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by the Administrator arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all Participants and their respective heirs, executors, administrators, successors and assigns.

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                                    ARTICLE 4
                                Share Limitation

                  4.1. Shares. The maximum aggregate number of Common Shares that may be issued under the Plan is 167,600 (subject to increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Shares or issued Common Shares reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.

                  4.2. Changes. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), share split, or other change in corporate structure affecting the Common Shares, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under the Plan, the maximum number of shares with respect to which Options may be granted to any individual during any year, and the number and option price of shares subject to outstanding Options, as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number.


                                    ARTICLE 5
                                   Eligibility

         Participants are eligible to be granted Options under the Plan.


                                    ARTICLE 6
                             Grant of Share Options

                  6.1. Grants. The Administrator shall have the authority to grant to any person, to the extent eligible under Article 5, one or more Options.

                  6.2. Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                           (a)     Each  Option  shall   be  evidenced  by,  and
subject to the terms of, a Share Option Contract executed by the Company. The Share Option Contract shall specify the number of Common Shares subject to the Option, the option price, the option term, and the other terms and conditions applicable to the Option.

                           (b)     The option price per Common Share purchasable
upon exercise of a Option shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value of the Common Shares on the date of grant.

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                           (c)     The term of each Option shall be fixed by the
Administrator at the time of grant, but no Share Option shall be exercisable more than ten years after the date it is granted.

                           (d)     Options shall be  exercisable at such time or
times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant, and subject to Section 6.2(k); provided, however, that the Administrator may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Administrator shall deem appropriate in its sole discretion.

                           (e)     Subject  to  such  installment  exercise  and
waiting period provisions as may be imposed by the Administrator, Options may be exercised in whole or in part at any time during the option term by delivering to the Company written notice of exercise specifying the number of Common Shares to be purchased and the aggregate option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested by the Company, by the representation described in Section 8.2. Payment of the option price may be made in one of the following ways:

                           (i)  in cash or by check payable to the Company;

                           (ii) to the extent determined by the Administrator on
                  or after the date of grant, in Common Shares duly owned by the Participant (and for which the Participant has good title, free and clear of any liens and encumbrances); or

                           (iii) to the extent  determined by the  Administrator
                  on or after the date of grant, by reduction in the number of Common Shares issuable upon such exercise, based, in each case, on the Fair Market Value of the Common Shares on the last business day preceding the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided herein, a stock certificate representing the number of Common Shares to which the Participant is entitled shall be issued and delivered to the Participant.

                           (f)     Unless   otherwise    determined    by    the
Administrator on or after the date of grant, in the event of a Participant's Termination of Employment by reason of death, all Options held by such Participant shall fully vest as to passage of time conditions only on the date of death, and may thereafter be exercised by the legal representative of the Participant's estate until the earlier of one year after the date of death or the expiration of the stated term of such Option, provided that the vesting conditions have been met as established in the Share Option Contract.

                           (g)     On or after  the date of  grant, in the event
of a Participant's Disability, any Option held by such Participant will continue to vest during the period of time that the disabled Participant receives Disability benefits from the Company, its insurance carrier or the State, and is not gainfully employed elsewhere. When the Participant becomes totally and permanently Disabled and Disability benefits cease, all Options which have not

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vested shall  immediately vest in full as to passage of time conditions only and may be exercised by the Participant until the earlier of one year after such date or the satisfaction of vesting conditions other than the passage of time or the expiration of the stated term of such Option. If the Participant dies during any such one-year period, any unexercised Options shall be subject to the provisions of Section 6.2(f) above.

                           (h)     Unless   otherwise    determined    by    the
Administrator on or after the date of grant, in the event of a Participant's Termination of Employment by reason of retirement or for any reason other than death, Disability, or Termination for Cause, any Option exercisable on the date of such Termination of Employment shall become fully exercisable, and may thereafter be exercised by the Participant until the earlier of 30 days after such date or the expiration of the stated term of such Option, and any Option not exercisable on the date of Termination of Employment shall be forfeited.

                           (i)     In the event of a  Termination for Cause, any
Option held by the Participant that was not exercised prior to the date of such Termination for Cause shall be forfeited.

                           (j)     In the event  of  a Change  of  Control,  all
outstanding Options shall immediately vest and become fully exercisable during the period of one hundred twenty (120) days following the date upon which the Company obtained actual knowledge of such Change of Control of the Company.

                           (k)     No  Option  shall  be  transferrable  by  the
Participant otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant.

                  6.3. Rights as Shareholder. A Participant shall not be deemed to be the holder of Common Shares, or to have any of the rights of a holder of Common Shares, with respect to shares subject to an Option, unless and until the Option is exercised and a share certificate representing such Common Shares is issued to the Participant.

                                    ARTICLE 7
                            Termination or Amendment

                  7.1. Termination or Amendment of Plan. The Board may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement); provided, however that, unless otherwise required by law, the rights of a Participant with respect to Options granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Participant and, provided further, that the Company will seek the approval of the Company's shareholders for any amendment if such approval is necessary to comply with the Code, Federal or state securities law or any other applicable rules or regulations.

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                  7.2.  Amendment  of Options.  The Board may amend the terms of any Option previously granted,  prospectively or retroactively,  but, subject to
Article 4, no such amendment or other action by the Board shall impair the rights of any holder without the holder's consent.

                                    ARTICLE 8
                               General Provisions

                  8.1. Nonassignment. Except as otherwise provided in the Plan, any Option granted hereunder and the rights and privileges conferred thereby may not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Option and the rights and privileges conferred thereby shall immediately terminate and the Option shall immediately be forfeited to the Company.

                  8.2. Legend. The Company may require each person acquiring Common Shares upon exercise of an Option to represent to the Company in writing that the Participant is acquiring the shares without a view to the distribution thereof. The certificates representing such shares may include any legend which the Company deems appropriate to reflect any restrictions on transfer. All certificates representing Common Shares delivered under the Plan shall be subject to such share transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or stock market upon which the Common Shares are then listed or traded, any applicable Federal or state securities law, and any applicable corporate law. The Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  8.3. Other Plans. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                  8.4. No Right to Employment. Neither the Plan nor the grant of any Option shall give any Participant or other employee, consultant or director any right with respect to continuance of employment, consulting relationship or directorship, as the case may be, with the Company or any subsidiary, nor shall the Plan impose any limitation on the right of the Company or any subsidiary by which a Participant is employed to terminate a Participant's employment or consulting relationship at any time. Neither the Plan nor the grant of any Option shall give any director the right to continue as a member of the Board or obligate the Company to nominate any director for reelection by the Company's shareholders.

                  8.5. Withholding of Taxes. The Company shall have the right to reduce the number of Common Shares otherwise deliverable upon exercise of an Option by an amount that would have a Fair Market Value equal to the amount of all Federal, state and local taxes required to be withheld, or to deduct the

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amount  of  such  taxes  from  any  cash  payment  otherwise  to be  made to the
Participant, pursuant to the Plan or otherwise. In connection with such withholding, the Company may make such arrangements as are consistent with the Plan as it may deem appropriate.

                  8.6.     Listing and Other Conditions.

                           (a)      If  the  Common  Shares  are  listed  on   a
national securities exchange or Nasdaq, the issuance of any Common Shares upon exercise of an Option shall be conditioned upon such shares being listed on such exchange or Nasdaq. The Company shall have no obligation to issue any Common Shares unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

                           (b)      If at any time counsel  to the Company shall
be of the opinion that any sale or delivery of Common Shares upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to Common Shares or Options, and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

                           (c)      Upon termination of any period of suspension
under this Section 8.6, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, and such suspension shall extend the term of any Option for the period of such suspension.

                  8.7. Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Utah without regard to the conflict of law principles thereof.

                  8.8. Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  8.9. Liability of the Board. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member of the Board or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

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                  8.10.  Costs. The Company shall bear all expenses  incurred in administering the Plan, including expenses related to the issuance of Common Shares upon exercise of Options.

                  8.11.  Severability.   If  any  part  of  the  Plan  shall  be
determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

                  8.12. Successors. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

                  8.13. Headings. Article and section headings contained in the Plan are included for convenience only and are not to be used in construing or interpreting the Plan.

                                    ARTICLE 9
                                  Term of Plan

                  9.1. Effective Date. The Plan shall be effective as of the Effective Date.

                  9.2. Termination Date. Unless sooner terminated, the Plan shall terminate ten years after the Effective Date and no Options may be granted thereafter. Termination of the Plan shall not affect Options granted before such date.


         APPROVED AND ADOPTED EFFECTIVE AS OF 13 FEBRUARY 1998.




                                              ______________________________
                                              President of the Company

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